UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2011

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Item 8.01. Other Events.

On April 8, 2011, we made available a proxy statement (the “Proxy Statement”) to our shareholders describing the matters to be voted on at the Annual Meeting of Shareholders to be held on May 19, 2011 (the “Annual Meeting”), including a proposal to approve an amendment of our Long Term Incentive and Share Award Plan (the “Plan”). Among the proposed changes to the Plan was an increase in the number of authorized shares of our common stock available for equity awards by 4,000,000 shares. If this increase were to be approved by shareholders, there would be a total of 4,036,129 shares available for additional grants under the Plan, as of March 31, 2011.

Under the terms of the Plan, as of March 31, 2011, there were:

(a)	2,942,700 shares of our common stock outstanding pursuant to equity awards made under the Plan;

(b)	36,129 shares of our common stock remaining and available for future awards of time-based restricted share units, performance-based restricted share units or other equity awards under the Plan; and,

(c)	2,021,171 shares of our common stock reserved for outstanding awards of time-based restricted share units, performance-based restricted share units and other equity awards under the Plan.

After making the Proxy Statement available to stockholders, we were informed by Institutional Shareholder Services (“ISS”) that the proposal to amend the Plan received an unfavorable recommendation because the shareholder value transfer as determined by ISS is greater than a company-specific allowable cap calculated by ISS.

After consideration of the ISS recommendation, we decided to amend the Plan further in order to reduce the shareholder value transfer under the Plan. Accordingly, on May 6, 2011, we modified the Plan amendment to reduce the proposed increase in authorized shares from 4,000,000 to 3,250,000 shares, but with no other changes to the amendment to the Plan as described in the Proxy Statement. If the amended Plan, including this revised increase, is approved by shareholders, there would be a total of 3,286,129 shares available for additional grants under the Plan, as of March 31, 2011. The Plan, as further amended, will be presented for shareholder approval at the Annual Meeting. A copy of the Plan, as amended and restated to include this amendment, is attached hereto as Exhibit 10 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10	Westar Energy, Inc. Long Term Incentive and Share Award Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westar Energy, Inc.

Date: May 6, 2011	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

Exhibit 10	Westar Energy, Inc. Long Term Incentive and Share Award Plan